Exhibit 99.7b

FORM OF
SECOND amendment to the AMENDED AND RESTATED
DISTRIBUTION AGREEMENT

SECOND AMENDMENT made as of the             day of August, 2004 (“Amendment”) to the AMENDED AND RESTATED AGREEMENT made the 1st day of April, 2002, as amended the 15th day of May 2003 (“Amended Agreement”), between One Group® Mutual Funds (“Trust”), a Massachusetts business trust having its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43271-1235, and One Group Dealer Services, Inc. (“Distributor”), a Delaware corporation having its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43271-1235.

WHEREAS, the Trust is an open-end management investment company, organized as a Massachusetts business trust and registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Distributor acts as the distributor of the units of beneficial interest (“Shares”) of each of the investment portfolios of the Trust identified in Schedule A hereto as such Schedule may be amended from time to time (such portfolios being referred to individually as a “Fund” and collectively as the “Funds”); and

WHEREAS, on August 12, 2004, the Board of Trustees of the Trust approved an amended and restated multiple class plan pursuant to Rule 18f-3 under the 1940 Act that includes multiple additional classes of Shares, including the new Morgan Class Shares and Reserve Class Shares of certain Funds which will be considered Distribution Plan Classes with the meaning of that term in the Amended Agreement; and

WHEREAS, on August 12, 2004, the Board of Trustees of the Trust approved resolutions closing certain Funds and classes of Shares that have been registered but which have not commenced operations; and

WHEREAS, on August 12, 2004, the Board of Trustees of the Trust approved resolutions (i) adopting a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Morgan Class and Reserve Class Shares of certain Funds, (ii) adopting a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act to replace the Distribution and Shareholder Services Plans currently in effect with respect to the Class A, Class B and Class C Shares of the Funds to take effect February 19, 2005, (iii) terminating the Distribution and Shareholder Services Plans currently in effect with respect to the Class A, Class B and Class C Shares of the Funds effective at the close of business on February 18, 2005, (iv) approving the continuance of the Amended Agreement through February 18, 2005, and (v) approving this Amendment to the Amended Agreement; and

WHEREAS, the parties agree that this Agreement shall cease to be effective with respect to each Fund as of the close of business February 18, 2005; and

NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

1.             The Distributor will act as agent for the distribution of all classes of Shares of One Group® Mutual Funds, subject to the terms of this Amendment, and the Amended Agreement.

2.             References to “Distribution Plan Class Shares” shall include “Morgan Class Shares” and “Reserve Class Shares.”

3.             The following classes of Shares of each of the Funds listed below are hereby removed from coverage under this Agreement:

•      One Group Institutional Prime Plus Money Market Fund (All classes);

•      One Group Institutional Tax-Free Money Market Fund (All classes);

•      Service class Shares of all Funds;

•      Class C Shares of One Group Ohio Municipal Money Market Fund;

•      Class C Shares of One Group Michigan Municipal Money Market Fund; and

•      Class B and Class C Shares of One Group U.S. Government Securities Money Market Fund.

4.             The schedules to the Amended Agreement are hereby amended and restated, as attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

ONE GROUP MUTUAL FUNDS	ONE GROUP DEALER SERVICES, INC.

By:	By:

Title:	Title:

Date:	Date:

SCHEDULE A
TO THE DISTRIBUTION AGREEMENT
BETWEEN
ONE GROUP MUTUAL FUNDS
AND
ONE GROUP DEALER SERVICES, INC.

Name of the Fund

One Group Money Market Funds

One Group Government Money Market Fund

One Group Institutional Prime Money Market Fund

One Group Michigan Municipal Money Market Fund

One Group Municipal Money Market Fund

One Group Ohio Municipal Money Market Fund

One Group Prime Money Market Fund

One Group Treasury Only Money Market Fund

One Group U.S. Government Securities Money Market Fund

One Group U.S. Treasury Securities Money Market Fund

One Group Equity Funds

One Group Balanced Fund

One Group Diversified Equity Fund

One Group Diversified International Fund

One Group Diversified Mid Cap Fund

One Group Equity Income Fund

One Group Equity Index Fund

One Group Health Sciences Fund

One Group International Equity Index Fund

One Group Large Cap Growth Fund

One Group Large Cap Value Fund

One Group Market Expansion Index Fund

One Group Market Neutral Fund

One Group Mid Cap Growth Fund

One Group Mid Cap Value Fund

One Group Real Estate Fund

One Group Small Cap Growth Fund

One Group Small Cap Value Fund

One Group Strategic Small Cap Value Fund

One Group Technology Fund

One Group Investor Funds

One Group Investor Balanced Fund

One Group Investor Conservative Growth Fund

One Group Investor Growth & Income Fund

One Group Investor Growth Fund

One Group Fixed Income Funds

One Group Arizona Municipal Bond Fund

One Group Bond Fund

One Group Government Bond Fund

One Group High Yield Bond Fund

One Group Income Bond Fund

One Group Intermediate Bond Fund

One Group Intermediate Tax-Free Bond Fund

One Group Kentucky Municipal Bond Fund

One Group Louisiana Municipal Bond Fund

One Group Michigan Municipal Bond Fund

One Group Mortgage-Backed Securities Fund

One Group Municipal Income Fund

One Group Ohio Municipal Bond Fund

One Group Short-Term Bond Fund

One Group Short-Term Municipal Bond Fund

One Group Tax-Free Bond Fund

One Group Treasury & Agency Fund

One Group Ultra Short-Term Bond Fund

One Group West Virginia Municipal Bond Fund

SCHEDULE B
TO THE DISTRIBUTION AGREEMENT
BETWEEN
ONE GROUP MUTUAL FUNDS
AND
ONE GROUP DEALER SERVICES, INC.

Shares Subject to Front-End Sales Load

Name of the Fund

One Group Equity Funds

One Group Balanced Fund

One Group Diversified Equity Fund

One Group Diversified International Fund

One Group Diversified Mid Cap Fund

One Group Equity Income Fund

One Group Equity Index Fund

One Group Health Sciences Fund

One Group International Equity Index Fund

One Group Large Cap Growth Fund

One Group Large Cap Value Fund

One Group Market Expansion Index Fund

One Group Market Neutral Fund

One Group Mid Cap Growth Fund

One Group Mid Cap Value Fund

One Group Real Estate Fund

One Group Small Cap Growth Fund

One Group Small Cap Value Fund

One Group Strategic Small Cap Value Fund

One Group Technology Fund

One Group Investor Funds

One Group Investor Balanced Fund

One Group Investor Conservative Growth Fund

One Group Investor Growth & Income Fund

One Group Investor Growth Fund

One Group Fixed Income Funds

One Group Arizona Municipal Bond Fund

One Group Bond Fund

One Group Government Bond Fund

One Group High Yield Bond Fund

One Group Income Bond Fund

One Group Intermediate Bond Fund

One Group Intermediate Tax-Free Bond Fund

One Group Kentucky Municipal Bond Fund

One Group Louisiana Municipal Bond Fund

One Group Michigan Municipal Bond Fund

One Group Municipal Income Fund

One Group Ohio Municipal Bond Fund

One Group Short-Term Bond Fund

One Group Short-Term Municipal Bond Fund

One Group Tax-Free Bond Fund

One Group Treasury & Agency Fund

One Group Ultra Short-Term Bond Fund

One Group West Virginia Municipal Bond Fund

SCHEDULE C
TO THE DISTRIBUTION AGREEMENT
BETWEEN
ONE GROUP MUTUAL FUNDS
AND
ONE GROUP DEALER SERVICES, INC.

Distribution Plan Classes

Name of the Fund

One Group Money Market Funds

One Group Government Money Market Fund — Morgan Class Shares

One Group Government Money Market Fund — Reserve Class Shares

One Group Michigan Municipal Money Market Fund — Class A Shares

One Group Michigan Municipal Money Market Fund — Morgan Class Shares

One Group Municipal Money Market Fund — Class A Shares

One Group Municipal Money Market Fund — Morgan Class Shares

One Group Ohio Municipal Money Market Fund — Class A Shares

One Group Ohio Municipal Money Market Fund — Morgan Class Shares

One Group Prime Money Market Fund — Class A Shares

One Group Prime Money Market Fund — Morgan Class Shares

One Group U.S. Government Securities Money Market Fund — Class A Shares

One Group U.S. Treasury Securities Money Market Fund — Class A Shares

One Group U.S. Treasury Securities Money Market Fund — Morgan Class Shares

One Group Equity Funds

One Group Balanced Fund — Class A Shares

One Group Diversified Equity Fund — Class A Shares

One Group Diversified International Fund — Class A Shares

One Group Diversified Mid Cap Fund — Class A Shares

One Group Equity Income Fund — Class A Shares

One Group Equity Index Fund — Class A Shares

One Group Health Sciences Fund - Class A Shares

One Group International Equity Index Fund — Class A Shares

One Group Large Cap Growth Fund — Class A Shares

One Group Large Cap Value Fund — Class A Shares

One Group Market Expansion Index Fund — Class A Shares

One Group Market Neutral Fund - Class A Shares

One Group Mid Cap Growth Fund — Class A Shares

One Group Mid Cap Value Fund — Class A Shares

One Group Real Estate Fund — Class A Shares

One Group Small Cap Growth Fund — Class A Shares

One Group Small Cap Value Fund — Class A Shares

One Group Strategic Small Cap Value Fund — Class A Shares

One Group Technology Fund - Class A Shares

One Group Investor Funds

One Group Investor Balanced Fund — Class A Shares

One Group Investor Conservative Growth Fund — Class A Shares

One Group Investor Growth & Income Fund — Class A Shares

One Group Investor Growth Fund — Class A Shares

One Group Fixed Income Funds

One Group Arizona Municipal Bond Fund — Class A Shares

One Group Bond Fund — Class A Shares

One Group Government Bond Fund — Class A Shares

One Group High Yield Bond Fund — Class A Shares

One Group Income Bond Fund — Class A Shares

One Group Intermediate Bond Fund — Class A Shares

One Group Intermediate Tax-Free Bond Fund — Class A Shares

One Group Kentucky Municipal Bond Fund - Class A Shares

One Group Louisiana Municipal Bond Fund — Class A Shares

One Group Michigan Municipal Bond Fund — Class A Shares

One Group Mortgage Backed Securities Fund - Class A Shares

One Group Municipal Income Fund — Class A Shares

One Group Ohio Municipal Bond Fund — Class A Shares

One Group Short-Term Bond Fund — Class A Shares

One Group Short-Term Municipal Bond Fund — Class A Shares

One Group Tax-Free Bond Fund — Class A Shares

One Group Treasury & Agency Fund — Class A Shares

One Group Ultra Short-Term Bond Fund — Class A Shares

One Group West Virginia Municipal Bond Fund — Class A Shares

SCHEDULE D
TO THE DISTRIBUTION AGREEMENT
BETWEEN
ONE GROUP MUTUAL FUNDS
AND
ONE GROUP DEALER SERVICES, INC.

CDSC Shares

Name of the Fund

One Group Money Market Funds

One Group Prime Money Market Fund — Class B Shares

One Group U.S. Treasury Securities Money Market Fund — Class B Shares

One Group Equity Funds

One Group Balanced Fund — Class B Shares

One Group Diversified Equity Fund — Class B Shares

One Group Diversified International Fund — Class B Shares

One Group Diversified Mid Cap Fund — Class B Shares

One Group Equity Income Fund — Class B Shares

One Group Equity Index Fund — Class B Shares

One Group Health Sciences Fund - Class B Shares

One Group International Equity Index Fund — Class B Shares

One Group Large Cap Growth Fund — Class B Shares

One Group Large Cap Value Fund — Class B Shares

One Group Market Expansion Index Fund — Class B Shares

One Group Market Neutral Fund - Class B Shares

One Group Mid Cap Growth Fund — Class B Shares

One Group Mid Cap Value Fund — Class B Shares

One Group Real Estate Fund — Class B Shares

One Group Small Cap Growth Fund — Class B Shares

One Group Small Cap Value Fund — Class B Shares

One Group Strategic Small Cap Value Fund — Class B Shares

One Group Technology Fund - Class B Shares

One Group Investor Funds

One Group Investor Balanced Fund — Class B Shares

One Group Investor Conservative Growth Fund — Class B Shares

One Group Investor Growth & Income Fund — Class B Shares

One Group Investor Growth Fund — Class B Shares

One Group Fixed Income Funds

One Group Arizona Municipal Bond Fund — Class B Shares

One Group Bond Fund — Class B Shares

One Group Government Bond Fund — Class B Shares

One Group High Yield Bond Fund — Class B Shares

One Group Income Bond Fund — Class B Shares

One Group Intermediate Bond Fund — Class B Shares

One Group Intermediate Tax-Free Bond Fund — Class B Shares

One Group Kentucky Municipal Bond Fund — Class B Shares

One Group Louisiana Municipal Bond Fund — Class B Shares

One Group Michigan Municipal Bond Fund — Class B Shares

One Group Municipal Income Fund — Class B Shares

One Group Ohio Municipal Bond Fund — Class B Shares

One Group Short-Term Bond Fund — Class B Shares

One Group Short-Term Municipal Bond Fund — Class B Shares

One Group Tax-Free Bond Fund — Class B Shares

One Group Treasury & Agency Fund — Class B Shares

One Group Ultra Short-Term Bond Fund — Class B Shares

One Group West Virginia Municipal Bond Fund — Class B Shares

SCHEDULE E
TO THE DISTRIBUTION AGREEMENT
BETWEEN
ONE GROUP MUTUAL FUNDS
AND
ONE GROUP DEALER SERVICES, INC.

CDSC Classes

Name of the Fund

One Group Equity Funds

One Group Balanced Fund — Class C Shares

One Group Diversified Equity Fund — Class C Shares

One Group Diversified International Fund — Class C Shares

One Group Diversified Mid Cap Fund — Class C Shares

One Group Equity Income — Class C Shares

One Group Equity Index Fund — Class C Shares

One Group Health Sciences Fund — Class C Shares

One Group International Equity Index Fund - Class C Shares

One Group Large Cap Growth Fund — Class C Shares

One Group Large Cap Value Fund — Class C Shares

One Group Market Expansion Index Fund — Class C Shares

One Group Market Neutral Fund - Class C Shares

One Group Mid Cap Growth Fund - Class C Shares

One Group Mid Cap Value Fund - Class C Shares

One Group Real Estate Fund — Class C Shares

One Group Small Cap Growth Fund - Class C Shares

One Group Small Cap Value Fund — Class C Shares

One Group Strategic Small Cap Value Fund — Class C Shares

One Group Technology Fund - Class C Shares

One Group Investor Funds

One Group Investor Balanced Fund — Class C Shares

One Group Investor Conservative Growth Fund — Class C Shares

One Group Investor Growth & Income Fund — Class C Shares

One Group Investor Growth Fund — Class C Shares

One Group Fixed Income Funds

One Group Arizona Municipal Bond Fund — Class C Shares

One Group Bond Fund — Class C Shares

One Group Government Bond Fund — Class C Shares

One Group High Yield Bond Fund — Class C Shares

One Group Income Bond Fund — Class C Shares

One Group Intermediate Bond Fund — Class C Shares

One Group Intermediate Tax-Free Bond Fund — Class C Shares

One Group Kentucky Municipal Bond Fund-Class C Shares

One Group Louisiana Municipal Bond Fund — Class C Shares

One Group Michigan Municipal Bond Fund — Class C Shares

One Group Municipal Income Fund— Class C Shares

One Group Ohio Municipal Bond Fund — Class C Shares

One Group Short-Term Bond Fund - Class C Shares

One Group Short-Term Municipal Bond Fund - Class C Shares

One Group Treasury & Agency Fund — Class C Shares

One Group Ultra Short-Term Bond Fund - Class C Shares

One Group West Virginia Municipal Bond Fund — Class C Shares

One Group Money Market Funds

One Group Prime Money Market Fund — Class C Shares

One Group U.S. Treasury Securities Money Market Fund — Class C Shares